NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, June 7, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.126	June 8, 2018	June 11, 2018	June 18, 2018

This distribution represents a per annum distribution rate of approximately 10.75% based on the market price of the fund’s shares as of the close of the New York Stock Exchange on Thursday, May 31, 2018 and approximately 10.43% based on the fund’s net asset value (NAV) as of the same date.

As was announced on May 23, 2018, the fund’s monthly distribution rate has been reduced by $0.03 per share. The decrease in the fund’s distribution rate is the result of several factors, including current market conditions, the impact of significant market volatility during the first quarter of 2018 on the fund’s option strategy and management’s desire to provide a distribution rate that it considers sustainable for the longer-term.

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund - 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	May 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.063	40.2%	$0.384	41.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.093	59.8%	0.552	59.0%

Total Distribution	$0.156	100.0%	$0.936	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of May 31, 2018
Average Annual Total Return on NAV for the 5 year period (2)	4.92%
Current Fiscal YTD Annualized Distribution Rate (3)	12.91%
YTD Cumulative Total Return on NAV (4)	-9.85%
YTD Cumulative Distribution Rate (5)	6.46%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic

Virtus Global Multi-Sector Income Fund - 3

and international fixed-income sectors. The Fund also pursues an options overlay strategy that seeks to generate additional income. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted in, and in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, July 9, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.126	July 11, 2018	July 12, 2018	July 19, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund - 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	June 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.060	47.9%	$0.444	41.8%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.066	52.1%	0.618	58.2%

Total Distribution	$0.126	100.0%	$1.062	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of June 29, 2018
Average Annual Total Return on NAV for the 5 year period (2)	5.88%
Current Fiscal YTD Annualized Distribution Rate (3)	10.57%
YTD Cumulative Total Return on NAV (4)	-10.27%
YTD Cumulative Distribution Rate (5)	7.43%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. The Fund also pursues an options overlay strategy that seeks to

Virtus Global Multi-Sector Income Fund - 3

generate additional income. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted in, and in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, August 2, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.126	August 10, 2018	August 13, 2018	August 20, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund - 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	July 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.060	47.6%	$0.504	42.4%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.066	52.4%	0.684	57.6%

Total Distribution	$0.126	100.0%	$1.188	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of July 31, 2018
Average Annual Total Return on NAV for the 5 year period (2)	6.05%
Current Fiscal YTD Annualized Distribution Rate (3)	10.43%
YTD Cumulative Total Return on NAV (4)	-8.24%
YTD Cumulative Distribution Rate (5)	8.20%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. The Fund also pursues an options overlay strategy that seeks to

Virtus Global Multi-Sector Income Fund - 3

generate additional income. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted in, and in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, September 5, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.126	September 13, 2018	September 14, 2018	September 21, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund - 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	August 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.062	48.9%	$0.566	43.1%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.064	51.1%	0.748	56.9%

Total Distribution	$0.126	100.0%	$1.314	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of August 31, 2018
Average Annual Total Return on NAV for the 5 year period (2)	6.38%
Current Fiscal YTD Annualized Distribution Rate (3)	10.60%
YTD Cumulative Total Return on NAV (4)	-8.84%
YTD Cumulative Distribution Rate (5)	9.21%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. The Fund also pursues an options overlay strategy that seeks to

Virtus Global Multi-Sector Income Fund - 3

generate additional income. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted in, and in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, October 3, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) previously announced the following monthly distribution on September 19, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.126	October 10, 2018	October 11, 2018	October 18, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund - 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	September 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.049	38.7%	$0.615	42.7%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.077	61.3%	0.825	57.3%

Total Distribution	$0.126	100.0%	$1.440	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of September 28, 2018
Average Annual Total Return on NAV for the 5 year period (2)	6.10%
Current Fiscal YTD Annualized Distribution Rate (3)	10.56%
YTD Cumulative Total Return on NAV (4)	-7.58%
YTD Cumulative Distribution Rate (5)	10.06%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. The Fund also pursues an options overlay strategy that seeks to

Virtus Global Multi-Sector Income Fund - 3

generate additional income. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted in, and in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, November 7, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) previously announced the following monthly distribution on September 19, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.126	November 9, 2018	November 13, 2018	November 20, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund - 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	October 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.054	43.2%	$0.669	42.7%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.072	56.8%	0.897	57.3%

Total Distribution	$0.126	100.0%	$1.566	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of October 31, 2018
Average Annual Total Return on NAV for the 5 year period (2)	4.47%
Current Fiscal YTD Annualized Distribution Rate (3)	11.16%
YTD Cumulative Total Return on NAV (4)	-11.66%
YTD Cumulative Distribution Rate (5)	11.56%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. The Fund also pursues an options overlay strategy that seeks to generate additional income. It is managed by Rampart Investment Management, an affiliated manager of

Virtus Global Multi-Sector Income Fund - 3

Virtus Investment Partners, Inc. that specializes in options strategies. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted in, and in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark. For more information, visit www.newfleet.com.

About Rampart Investment Management

Rampart Investment Management is an affiliated manager of Virtus Investment Partners specializing in option strategies. A registered investment adviser since 1983, Rampart manages client positions and portfolios using domestic and international index and equity options.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

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